F L O O D   B U I L D I N G

December 6, 2017

Veronica Bryan
Director, HR
Salon Media Group Inc
870 Market Street #440
San Francisco, California 94102

Dear Veronica:

Enclosed please find a copy of your fully executed lease for Suites 440, 442, 444 and 446. We look forward to your continued tenancy in the Flood Building.

Regards,

Jeannette Colangelo
Lease Administrator

Encl.

WILSON MEANY
870 Market Street, Suite 1200
San Francisco, CA 94102
Tel (415) 982-3298
Fax (415) 982-5214

LEASE

FLOOD BUILDING
870 MARKET STREET

BASIC LEASE INFORMATION

LANDLORD:	**870 Market Street Associates II, L. P.** A California Limited Partnership
LANDLORD'S ADDRESS:	870 Market Street, Room 1200 San Francisco, CA 94102
TENANT:	**SALON MEDIA GROUP INC., a Delaware Corporation**
TENANT'S ADDRESS:	870 Market Street, Room 440 San Francisco, CA 94102
TYPE OF BUSINESS:	Online News, Social Networking and Internet Publishing
LEASE REFERENCE DATE:	October 17, 2017
PREMISES:	Rooms 440, 442, 444 and 446
PREMISES RENTABLE AREA:	Landlord and Tenant hereby agree that the square footage of the premises is approximately 1,072.
COMMENCEMENT DATE:	December 1, 2017
TERMINATION DATE:	November 30, 2019
TERM OF LEASE:	Two (2) years.
MONTHLY RENT:	December 1, 2017 to November 30, 2018: Four Thousand Eight Hundred Twenty-Four and no/100ths Dollars ($4,824.00); December 1, 2018 to November 30, 2019: Four Thousand Nine Hundred Sixty-Nine and no 100ths Dollars ($4,969.00).
SECURITY DEPOSIT:	Four Thousand Nine Hundred Sixty-Nine and no 100ths Dollars ($4,969.00). (See Page 3, Paragraph 5)
TENANT IMPROVEMENTS:	Suite 446 to be painted. Suites 440, 442 and 444 to be touched up. All suites to be shampooed. New carpet tile to (possibly) be installed in Suite 446. Open door between Suites 444 and 446.
REAL ESTATE BROKER:	Wilson Meany Inc.

The Basic Lease Information Page and Exhibit A, B and C are incorporated into and made a part of the Lease. In the event of any conflict between any Reference Page information and the Lease, the Lease shall control.

"Tenant"	"Landlord"
SALON MEDIA GROUP INC., a Delaware Corporation	870 Market Street Associates II, L.P. a California limited partnership Wilson Meany L.P., a Delaware limited partnership as Agent for 870 Market Street Associates II, L.P. By: Wilson Meany Inc., a California corporation Its General Partner
By________________________ Name: Jordan Hoffner Title: CEO	By________________________ Name: Sarah MacIntyre Title: Director of Asset Management

LEASE

1. **PARTIES.** This lease dated October 17, 2017 is made by and between Landlord and Tenant, as defined in the Basic Lease Information.

2. **PREMISES.** Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon the terms and subject to the conditions of this Lease, that certain office space shown on Exhibit C attached hereto and made a part hereof, the room(s) of the Building and containing the rentable area set forth in the Basic Lease Information above (the "Premises").

3. **TERM; POSSESSION.**

a. The Lease Term shall commence on the Commencement Date set forth in the Basic Lease Information above and, unless sooner terminated pursuant to the provisions of this Lease, shall expire on the Expiration Date specified in the Basic Lease Information above. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant at the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the Expiration Date be in any way extended, but in that event all rent shall be abated until the date on which Landlord delivers possession.

b. If Landlord permits Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to all the provisions of this Lease as if the Commencement Date had occurred upon such early occupancy. Such early possession shall not advance the Expiration Date.

4. **RENT.** Tenant agrees to pay to Landlord as rent for the Premises, without prior notice or demand, offset or deduction, the sum(s) set forth in the Basic Lease Information above, on the first day of each and every successive calendar month during the Lease Term, except that the first month's rent shall be paid upon the execution hereof. If the square footage is determined to be greater or less than the square footage set forth in the Basic Lease Information, the monthly rent amount shall not be adjusted. Rent for any period during the Lease Term which is for less than one (1) month shall be prorated based on twelve (12) months, 365 days. Rent shall be paid in lawful money of the United States of America to Landlord at the Office of the Building, or to such other person or at such other place as Landlord may from time to time designate in writing. All amounts payable or reimbursable by Tenant to Landlord under this Lease, including amounts payable as late charges or interest, shall constitute rent and shall be payable and recoverable as rent in the manner provided in this Lease.

5. **SECURITY DEPOSIT.**

a. Tenant has deposited with Landlord the sum set forth in the Basic Lease Information above, which shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or for the payment of any amount which Landlord may incur by reason of Tenant's default. If any portion of such deposit is so used or applied, Tenant shall, within five (5) days after demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease Term. Upon termination of Landlord's interest in the Building, whether by sale of the Building or otherwise, Landlord shall have no further obligation to Tenant with respect to the security deposit or any other sums due hereunder and prepaid by Tenant upon transfer of the security deposit to Landlord's successor in interest.

b. Should Tenant holdover, the security deposit shall be increased to equal the monthly holdover rent.

6. **USE AND COMPLIANCE WITH LAWS.**

a. The Premises shall be used for general office purposes and for no other business or purpose without the consent of Landlord.

b. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated (collectively, "Legal Requirements"). Tenant shall, at its sole cost and expense, promptly comply with all Legal Requirements, and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to

or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any Legal Requirement, shall be conclusive of that fact as between Landlord and Tenant.

c. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or allow to be committed any waste in or upon the Premises.

d. No material or substance that is regulated as a hazardous or toxic waste, substance, pollutant or contaminant under any Legal Requirement (collectively, "Hazardous Materials") shall be used, handled, released or disposed of by Tenant or its employees, agents or representatives (collectively, "Representatives") or customers, visitors or invitees (collectively, "Visitors") at or about the Premises or Building without Landlord's prior consent, which consent may be granted, denied, or conditioned upon compliance with Landlord's requirements, all in Landlord's absolute discretion. Notwithstanding the foregoing, normal quantities and use of those Hazardous Materials customarily used in the conduct of general office activities, such as copier fluids and cleaning supplies, may be used and stored at the Premises without Landlord's prior consent. Tenant's activities at or about the Premises and Building with respect to Hazardous Materials shall comply at all times with all Legal Requirements. At the expiration or termination of the Lease, Tenant shall promptly remove from the Premises and Building all Hazardous Materials introduced by Tenant or its Representatives or Visitors at the Premises or the Building.

7. **ALTERATIONS.** Tenant shall not make or allow to be made any alterations, additions or improvements to the Premises or any part thereof without the consent of Landlord. Any alterations, additions or improvements to the Premises shall be made by Tenant at Tenant's sole cost and expense, and shall be made at such times and in such manner as Landlord may designate, only by such contractors or mechanics as are approved by Landlord, and subject to all other conditions which Landlord may in its discretion impose. Upon the expiration or sooner termination of the Lease Term, Tenant shall, at Tenant's sole cost and expense, upon thirty (30) days' notice, remove any alterations, additions or improvements made by Tenant that Landlord requires be removed, and repair any damage to the Premises caused by such removal. Any alterations, additions or improvements to the Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting furniture and trade fixtures, shall on the expiration or termination of this Lease become a part of the realty and belong to Landlord and shall be surrendered with the Premises.

8. **LIENS.** Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a payment and performance bond in an amount equal to one and one-half (1-1/2) times any and all estimated cost of any improvements, additions or alterations to the Premises, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work. If any such lien attaches to the Premises or the Building, and Tenant does not cause the same to be released by payment, bonding or otherwise within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released by such means as it shall deem proper, and any sums expended by Landlord in connection therewith shall be payable by Tenant on demand. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the Building from such liens.

9. **REPAIRS.**

a. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good order, condition and repair and accepts the Premises in their "as is" condition. During the Lease Term Tenant, at Tenant's sole cost and expense, shall keep the Premises and every part thereof, and upon the expiration or sooner termination of this Lease shall surrender the Premises to Landlord, in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear excepted. Except as specifically provided in Paragraph 9(b) of this Lease or by addendum to this Lease, if any, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof. The parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building.

b. Landlord shall repair and maintain the structural portions of the Building, and plumbing, heating and electrical systems installed or furnished by Landlord, unless such maintenance and repairs are necessitated in part or in whole by the act or omission of Tenant or its Representatives or Visitors, in which case Tenant shall pay to Landlord the reasonable cost of such

maintenance and repairs. There shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion or the Building or the Premises or any fixtures, appurtenances and equipment therein. Tenant hereby waives the provisions of any applicable existing or future law, ordinance or regulation permitting Tenant to make repairs at Landlord's expense.

10. ASSIGNMENT AND SUBLETTING.

a. Tenant shall not either voluntarily or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the Representatives and Visitors of Tenant excepted) to occupy or use the Premises, or any portion thereof, without the prior consent of Landlord, which shall not be unreasonably withheld. Tenant and Landlord agree and acknowledge that, among other circumstances for which Landlord could reasonably withhold its consent to a sublease or assignment, it shall be reasonable for Landlord to withhold its consent where (i) the assignee or subtenant (a "Transferee") does not itself occupy the entire portion of the Premises assigned or sublet, (ii) Landlord reasonably disapproves of the Transferee's reputation or creditworthiness or the character of the business to be conducted by the Transferee at the Premises, (iii) the Transferee is an existing tenant of the Building, (iv) the assignment or subletting would increase the burden on the Building services or the number of people occupying the Premises, (v) the rental and other consideration payable by the Transferee is less than that currently being paid by tenants under new leases of comparable space in the Building, or (vi) Landlord otherwise determines that the assignment or sublease would have the effect of decreasing the value of the Building or increasing the expenses associated with operating the Building. A consent to one assignment or sublease shall not be deemed to be a consent to any subsequent assignment or sublease. Any such assignment or sublease without such consent shall be void, and shall, at the option of Landlord, constitute a default under this Lease.

b. If Landlord consents to a sublease or assignment, then such consent shall be subject to and made upon the following terms: (i) any such sublease or assignment shall be subject to the terms of this Lease and the term thereof may not extend beyond the Lease Term; (ii) no subtenant shall have the right to further sublease its premises; (iii) no subletting or assignment shall release Tenant of Tenant's obligations or alter the primary liability of Tenant to pay rent and perform other obligations of Tenant under this Lease; and (iv) Tenant shall pay to Landlord any consideration or excess rent received in connection with such sublease or assignment.

c. Tenant shall pay Landlord's reasonable costs incurred in connection with Tenant's request to assign or sublet the Premises, whether or not Landlord consents to the proposed transfer.

11. INDEMNIFICATION OF LANDLORD. Tenant shall indemnify and hold Landlord harmless from and against any claims, liability, damages, costs or expenses, including reasonable attorneys' fees and costs incurred in defending against the same (collectively, "Claims"), arising from (a) the acts or omissions of Tenant or its Representatives or Visitors in or about the Building, or (b) any construction or other work undertaken by Tenant on the Premises, or (c) any breach or default under this Lease by Tenant, or (d) any accident, injury or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Premises during the Lease Term; excepting only such Claims to the extent they are caused by the gross negligence or willful misconduct of Landlord or its authorized Representatives. The foregoing indemnity shall survive the expiration or termination of this Lease. Tenant hereby assumes all risk of loss, injury or other damage to any person or property (including, but not limited to, Tenant or Tenant's Personal Property) in or about the Premises or the Building from any cause (including, but not limited to: defects in the Building or in any equipment in the Building, fire, explosion or other casualty; bursting, rupture, leakage or overflow of any plumbing or other pipes or lines, sprinklers, tanks, drains, drinking fountains or washstands in, above, or about the Premises or the Building; or acts of other tenants in the Building), other than from Landlord's gross negligence or willful misconduct, and Tenant hereby waives all claims in respect thereof against Landlord. In no event shall Landlord or its Representatives be liable for any loss or damage to property by theft or otherwise, for any injury to or damage to property entrusted to employees of the Building, for interference with the light or other incorporeal hereditaments, for consequential or punitive damages or loss of business by Tenant, or for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building, or of defects therein or in the fixtures or equipment therein.

12. LIABILITY INSURANCE. Tenant shall, at Tenant's expense, obtain and keep in force during the Lease Term a policy of commercial general liability insurance, with a combined single limit of not less than $1,000,000, insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. The limit of such insurance shall not, however, limit the liability of Tenant hereunder. Tenant may carry such insurance under a blanket policy, provided that such policy has a landlord's protective liability endorsement attached thereto. The endorsement page must list the following additional insured: 870 Market Street Associates L.P., Wilson Meany L.P., Wilson Meany LLC, Wilson Meany Inc. If Tenant fails to procure and maintain such insurance, Landlord may, but shall not be

obligated to, procure and maintain the same at the expense of Tenant. Prior to occupancy of the Premises, Tenant shall deliver to Landlord copies of policies of the insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage except after thirty (30) days' prior notice to Landlord. To the extent permitted by their respective policies of insurance, Landlord and Tenant each hereby waive any right of recovery against the other and the authorized Representatives of the other for any loss or damage that is covered by any policy of insurance maintained by either party with respect to the Premises or the Building or any operation therein. If any policy of insurance relating to this Lease or to the Premises or the Building does not permit the foregoing waiver or if the coverage under any such policy would be invalidated as a result of such waiver, the party maintaining such policy shall, if possible, obtain from the insurer under such policy a waiver of all right of recovery by way of subrogation against either party in connection with any claim, loss or damage covered by such policy. If either party is not able to obtain such waiver, then such party shall have the other party named as an additional insured on all such policies of insurance.

13. SERVICES AND UTILITIES.

a. Landlord agrees to furnish to the Premises, during reasonable hours of generally recognized business days to be determined by Landlord at its sole discretion, and subject to the rules and regulations of the Building, "Building Standard" amounts of electricity, heat and janitorial service. Landlord shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Building. No interruption, failure or inability to provide any service or utility, regardless of its duration, shall constitute an eviction of Tenant, constructive or otherwise, or impose upon Landlord any liability whatsoever, including, but not limited to, liability for consequential damages or loss of business by Tenant, or entitle Tenant to an abatement of rent or to terminate this Lease, and Tenant hereby waives any applicable existing or future law, ordinance or governmental regulation permitting the termination of this Lease due to such interruption, failure or inability.

b. Tenant shall not use any apparatus or device in the Premises which will in any way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space, nor connect with electric current any apparatus or device except through existing electrical outlets in the Premises. If Tenant's usage of electricity, water or any other utility exceeds the Building Standard use of such utility, then to the extent permitted by Legal Requirements, Landlord may determine the amount of such excess use by any reasonable means (including, but not limited to, the installation at Landlord's request but at Tenant's expense of a separate meter or other measuring device) and charge Tenant for the cost thereof.

c. If any governmental authority having jurisdiction over the Building promulgates or revises any Legal Requirement or imposes mandatory or voluntary controls or guidelines on Landlord or the Building relating to the use or conservation of energy or utilities or the reduction of automobile or other emissions (collectively "Controls") or if Landlord is required or elects to make alterations to the Building in order to comply with such mandatory or voluntary Controls, Landlord may, in its sole discretion, comply with such Controls or make such alterations to the Building related thereto. Such compliance and the making of such alterations shall not constitute an eviction of Tenant, constructive or otherwise, or impose upon Landlord any liability whatsoever, including, but not limited to, liability for consequential damages or loss of business by Tenant.

14. TENANT'S TAXES. Tenant shall pay, or cause to be paid, before delinquency, any and all business property taxes levied or assessed and which become payable during the Lease Term upon all Tenant's leasehold improvements that are above-Building Standard, and Tenant's equipment, furniture, fixtures and personal property located in the Premises (collectively, "Business Personal Property"). If any or all of Tenant's Business Personal Property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

15. RULES AND REGULATIONS. Tenant shall comply with the rules and regulations that Landlord shall from time to time promulgate with respect to the Building. Landlord reserves the right from time to time to make all reasonable modifications to such rules, which shall be binding upon Tenant upon delivery of a copy to Tenant. Landlord shall not be liable to Tenant for the nonperformance of any rules or regulations by any other tenants or occupants. See Rules and Regulations – Exhibit A.

16. HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration or termination of this Lease, such possession shall be on the basis of a tenancy at the sufferance of Landlord, and Tenant shall continue to comply with or perform all the terms and obligations of Tenant under this Lease, except that the rent during Tenant's holding over shall be twice the rent payable in the last month prior to such expiration or termination.

17. ENTRY BY LANDLORD. Landlord reserves and shall at any and all times have the right to enter the Premises, inspect the same, and supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to show

the Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building that Landlord may deem necessary or desirable, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed; provided, however, that the entrance to the Premises shall not be blocked thereby, and provided further that Landlord shall use reasonable efforts to avoid any unreasonable interference with the business of Tenant. Landlord shall at all times have a key with which to unlock all of the doors in, upon and about the Premises (excluding Tenant's vaults, safes and files), for the foregoing purposes. In addition, Landlord shall have the right, without liability to Tenant, to use any and all means which Landlord may deem proper to open such doors in an emergency, in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of such means or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction from the Premises or any portion thereof, and Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby.

18. DAMAGE AND DESTRUCTION.

a. If the Premises or the Building is damaged by fire or other perils covered by insurance carried by Landlord, then unless Landlord is entitled to and elects to terminate this Lease as provided below, Landlord shall, at its expense, use reasonable efforts to repair and restore the Premises and/or the Building, as the case may be, to substantially their former condition to the extent permitted by the then applicable Legal Requirements and the insurance proceeds received by Landlord therefor, and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by Tenant in the Premises, as determined by Landlord in the exercise of its good faith reasonable judgment. If the damage is due to the negligence or willful misconduct of Tenant or its Representatives or Visitors, there shall be no abatement of rent.

b. Landlord may elect to terminate this Lease, effective as of the date on which the casualty occurred, under the following circumstances: (i) where, in the reasonable judgment of Landlord, the damage cannot be substantially repaired and restored under applicable Legal Requirements within one (1) year from the date of the casualty; (ii) where, in the reasonable judgment of Landlord, adequate proceeds are not, for any reason, made available to Landlord from Landlord's insurance (and/or from Landlord's funds made available for such purpose, at Landlord's sole option) to make the required repairs; or (iii) where the Building is damaged or destroyed to the extent that the cost to repair and restore the Building exceeds twenty-five percent (25%) of the full replacement cost of the Building, whether or not the Premises are at all damaged or destroyed. If any of the foregoing circumstances arise, Landlord shall so notify Tenant within one hundred and twenty (120) days after the date of the casualty and in such notice Landlord must also advise Tenant whether Landlord has elected to terminate this Lease as of the date of the casualty.

c. Notwithstanding anything to the contrary contained in this Article, Landlord shall have no obligation whatsoever to repair, reconstruct or restore the Premises or the Building when the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the Lease Term or any extension thereof.

d. Landlord shall not be required to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the Premises by Tenant.

e. Tenant shall not be entitled to any compensation of damages from Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage or the repair, reconstruction or restoration thereof.

f. Tenant hereby waives the provisions of any applicable existing or future law, ordinance or regulation with respect to damage or destruction of leased premises or with respect to the termination of a lease agreement in the event of such damage or destruction.

19. EMINENT DOMAIN. If more than twenty-five percent (25%) of the Premises is taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease by notice to the other given within thirty (30) days after Landlord notifies Tenant of such taking, and Landlord shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If either less than or more than twenty-five percent (25%) of the Premises is taken, and neither party elects to terminate as herein provided, the rental thereafter to be paid shall be equitably reduced, as determined by Landlord in its good faith business judgment. If any part of the Building other than the Premises is so taken or appropriated, Landlord shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided.

20. **DEFAULT.** The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Lease by Tenant:

a. The failure by Tenant to make any payment of rent within five (5) days of its due date

b. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, where such failure continues for a period of thirty (30) days after notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within such thirty (30) day period and thereafter diligently prosecutes such cure to completion.

c. The vacating or abandonment of the Premises by Tenant for a period of more than thirty (30) days.

d. The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

21. **REMEDIES.** Upon the occurrence of an Event of Default Landlord shall have the following remedies, which shall not be exclusive but shall be cumulative and shall be in addition to any other remedies now or hereafter allowed by law:

a. Landlord may terminate Tenant's right to possession of the Premises at any time by notice to Tenant. Tenant expressly acknowledges that in the absence of such notice from Landlord, no other act of Landlord, including, but not limited to, its re-entry into the Premises, its efforts to relet the Premises, its reletting of the Premises for Tenant's account, its storage of Tenant's personal property, its acceptance of keys to the Premises from Tenant or its exercise of any other rights and remedies, shall constitute an acceptance of Tenant's surrender of the Premises or constitute a termination of this Lease or of Tenant's right to possession of the Premises. Upon such termination in writing of Tenant's right to possession of the Premises as herein provided, this Lease shall terminate and Landlord shall be entitled to recover damages from Tenant as provided in California Civil Code Section 1951.2 or any other applicable existing or future law, ordinance or regulation providing for recovery of damages for such breach, including but not limited to the following: (1) the reasonable cost of recovering the Premises; plus (2) the reasonable cost of removing Tenant's Personal Property; plus (3) all unpaid rent due or earned hereunder prior to the date of termination, less the proceeds of any reletting or any rental received from subtenants prior to the date of termination applied as provided below, together with interest at the "Interest Rate" (as defined in Section 26(j) below) on such sums from the date such rent is due and payable until the date of the award of damages; plus (4) the amount by which the rent which would be payable by Tenant hereunder from the date of termination until the date of the award of damages exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided together with interest at the Interest Rate on such sums from the date such rent is due and payable until the date of the award of damages; plus (5) the amount by which the rent which would be payable by Tenant hereunder for the remainder of the Lease Term after the date of the award of damages exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided, discounted at the discount rate published by the Federal Reserve Bank of San Francisco for member banks at the time of the award plus one percent (1%); plus (6) such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

b. Landlord may continue this Lease in full force and effect and may enforce all its rights and remedies under this Lease, including, but not limited to, the right to recover rent as it becomes due. During the continuance of an Event of Default, Landlord may enter the Premises without terminating this Lease and sublet all or any part of the Premises for Tenant's account to any person, for such term (which may be a period beyond the remaining term of this Lease), at such rents and on such other terms and conditions as Landlord deems advisable. In the event of any such subletting, rents received by Landlord from such subletting shall be applied (i) first, to the payment of the costs of maintaining, preserving, altering and preparing the Premises for subletting and other costs of subletting, including but not limited to brokers' commissions, attorneys' fees and expenses of removal of Tenant's Personal Property; (ii) second, to the payment of rent then due and payable; (iii) third, to the payment of future rent as the same may become due and payable hereunder; and (iv) fourth, the balance, if any, shall be paid to Tenant upon (but not before) expiration of the Lease Term. If the rents received by Landlord from such subletting, after application as provided above, are insufficient in any month to pay the rent due and payable hereunder for such month, Tenant shall pay such deficiency to Landlord monthly upon demand. Notwithstanding any such subletting for Tenant's account without termination, Landlord may at any time thereafter, by notice to Tenant, elect to terminate this Lease by virtue of a previous Event of Default.

c. During the continuance of an Event of Default, Landlord may enter the Premises without terminating this Lease and remove all Tenant's Personal Property from the Premises. If Landlord removes such property from the Premises

and stores it at Tenant's risk and expense, and if Tenant fails to pay the cost of such removal and storage after demand therefor and/or to pay any rent then due, after the property has been stored for a period of thirty (30) days or more Landlord may sell such property at public or private sale, in the manner and at such times and places as Landlord in its sole discretion deems commercially reasonable following reasonable notice to Tenant of the time and place of such sale. The proceeds of any such sale shall be applied first to the payment of the expenses for removal and storage of the property, preparation for and conducting such sale, and attorneys' fees and other legal expenses incurred by Landlord in connection therewith, and the balance shall be applied as provided above.

d. Tenant hereby waives all claims for damages that may be caused by Landlord's reentering and taking possession of the Premises or removing and storing Tenant's personal property pursuant to this Article, and Tenant shall hold Landlord harmless from and against any loss, cost or damage resulting from any such act. No reentry by Landlord shall constitute or be construed as a forcible entry by Landlord.

e. Landlord may cure the Event of Default at Tenant's expense. If Landlord pays any sum or incurs any expense in curing the Event of Default, Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest at the Interest Rate the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant.

22. ESTOPPEL CERTIFICATES. Tenant shall at any time and from time to time upon not less than ten (10) days' prior notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that to Tenant's knowledge, there are no uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

23. AUTHORITY. If Tenant is a corporation or a partnership, each of the persons executing this Lease on behalf of Tenant warrants and represents that Tenant is a duly organized and validly existing entity, that Tenant has full right and authority to enter into this Lease and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Lease. Upon request by Landlord, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing representations.

24. GENERAL PROVISIONS.

a. Waiver. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

b. Notices. Any notice, demand, request, consent, approval or communication to be given by either party to the other hereunder must be in writing and shall be sent by United States mail, postage prepaid, and if to Tenant shall be addressed to Tenant at the Premises, or to such other place as Tenant may from time to time designate in a notice to Landlord, and if to Landlord, shall be addressed to Landlord at the Office of the Building, or to such other person or place as Landlord may from time to time designate in a notice to Tenant.

c. Joint Obligation. If Tenant consists of more than one entity, the obligations hereunder imposed upon Tenant shall be joint and several.

d. Headings. The headings and article titles contained in this Lease are for purposes of convenience only and are not to be used to interpret or construe this Lease.

e. Time. Time is of the essence of this Lease and each and all of its provisions.

f. Successors and Assigns. The covenants and conditions herein contained, subject to the provisions of Article 10 (Assignment and Subletting) and Section 24(m) (Landlord's Liability), shall inure to the benefit of and be binding upon the heirs, successors, executors, administrators and assigns of the parties hereto.

g. Recordation. Neither Landlord nor Tenant shall record this Lease.

h. Quiet Possession. Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

i. Late Charges and Interest. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain.

Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgages or trust deed covering the Premises. Accordingly, if any installment of rent is not received by Landlord by the tenth day of the month, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the cost that Landlord will incur by such reason of the late payment by Tenant. Acceptance of any late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. In addition to the late charges referred to above, which are intended to defray Landlord's costs resulting from late payments, any late payment of rent shall, at Landlord's option, bear interest from the due date of any such payment to the date same is paid at a rate of eighteen percent (18%) per annum or the maximum lawful rate that Landlord may charge to Tenant under applicable laws, whichever is less (the "Interest Rate").

j. Entire Agreement. This Lease, including any exhibits or addenda attached hereto or documents referred to herein, constitutes the entire agreement between Landlord and Tenant with respect to the leasing of space by Tenant in the Building, and supersedes all prior or contemporaneous agreements, understandings, proposals and other representations by or between Landlord and Tenant, whether written or oral. Neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises, the Building or this Lease except as expressly set forth herein, and no rights, easements or licenses shall be acquired by Tenant by implication or otherwise unless expressly set forth herein. The submission of this Lease for examination does not constitute an option for the Premises and this Lease shall become effective as a binding agreement only upon execution and delivery thereof by Landlord to Tenant. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto.

k. Inability to Perform. This Lease and the obligations of Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, act of God, or any other cause beyond the reasonable control of Landlord.

l. Attorney's Fees. If Tenant or Landlord brings any action for the enforcement or interpretation of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay to the prevailing party a reasonable sum for attorneys' fees. The "prevailing party" will be determined by the court before whom the action was brought based upon an assessment of which party's major arguments or positions taken in the suit or proceeding could fairly be said to have prevailed over the other party's major arguments or positions on major disputed issues in the court's decision. Any attorneys' fees and other costs and expenses incurred by either party in enforcing a judgment in its favor under this Lease shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions hereof and to survive and not be merged in any such judgment.

m. Landlord's Liability. The term "Landlord," as used in this Lease, shall mean only the owner or owners of the Building at the time in question. Notwithstanding any other term or provision of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord's interest in the Building as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord's partners or their stockholders, directors, officers or partners on account of any of Landlord's obligations or actions under this Lease. In addition, in the event of any conveyance of title to the Building, then from and after the date of such conveyance, Landlord shall be relieved of all liability with respect to Landlord's obligations to be performed under this Lease after the date of such conveyance. Upon any conveyance of title to the Building or the Building, the grantee or transferee, by accepting such conveyance, shall be deemed to have assumed Landlord's obligations to be performed under this Lease from and after the date of transfer, subject to the limitations on liability set forth above in this paragraph.

n. Subordination, Attornment. This Lease is expressly made subject and subordinate to any mortgage, deed of trust, ground lease, underlying lease or like encumbrance affecting any part of the Building or any interest of Landlord therein which is now existing or hereafter executed or recorded ("Encumbrance"), and any memorandum of this Lease, whether or not recorded in the public records of the county in which the Building is located, shall so state; provided, however, that such subordination shall only be effective, as to future Encumbrances, if the holder of the Encumbrance agrees that this Lease shall survive the termination of the Encumbrance by lapse of time, foreclosure or otherwise so long as Tenant is not in default under this Lease. Provided the conditions of the preceding sentence are satisfied, Tenant covenants and agrees to execute and deliver, upon request by Landlord and in a form reasonably requested by Landlord, any additional documents evidencing the subordination of this Lease with respect to any such Encumbrance and the nondisturbance agreement of the holder of any such Encumbrance. If the interest of Landlord in the Building is transferred to any person ("Purchaser") pursuant to or in lieu of proceedings for enforcement of any Encumbrance, Tenant shall immediately and automatically attorn to the Purchaser, and this Lease shall continue in full force and effect as a direct lease between the Purchaser and Tenant on the terms and conditions set forth in this Lease.

o. Mortgagee Protection. Tenant agrees to give any holder of any Encumbrance covering any part of the Building ("Mortgagee"), by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such

Mortgagee. If Landlord shall have failed to cure such default within thirty (30) days from the effective date of such notice of default, then the Mortgagee shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including the time necessary to foreclose or otherwise terminate its Encumbrance, if necessary to effect such cure), and this Lease shall not be terminated so long as such remedies are being diligently pursued.

p. **Separability.** Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provisions shall remain in full force and effect.

q. **Cumulative Remedies**. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

r. **Choice of Law.** This Lease shall be governed by the laws of the State of California.

25. **LANDLORD'S AGENT.** It is understood and agreed that this Lease is executed by Wilson Meany L.P. solely in its capacity as Landlord's agent. Wilson Meany L.P. shall have no obligation to perform any of the terms, conditions or covenants to be performed by Landlord herein nor shall it in any other way be liable hereunder.

26. **BROKERS.** Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease other than Wilson Meany L.P., and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Tenant agrees to indemnify and hold Landlord harmless from any Claims incurred by Landlord asserted by any other broker or finder for a fee or commission based upon any dealings with or statements made by Tenant or its Representatives.

27. **RELOCATION OF PREMISES.**

a. **Conditions.** Landlord shall have the right at any time during the term to relocate the Premises within the property, subject to the following conditions: (i) The rentable area of the new Premises must be of equal size to the existing Premises (subject to a variation of up to ten percent (10%) and (ii) Landlord shall pay reasonable costs to the extent such costs are submitted in writing to Landlord and approved in writing by Landlord prior to such move, of moving Tenant's furniture, equipment and other personal property, door lettering, telephone relocation and 500 sheets of new stationery and envelopes.

b. **Notice.** Landlord shall deliver to Tenant written notice of Landlord's election to relocate the Premises, forty-five (45) days prior to the date the relocation is to be effective. If the relocation of the Premises is not acceptable to Tenant, Tenant for a period of ten (10) days after receipt of Landlord's notice shall have the right (by delivering written notice to Landlord) to terminate this Lease. If Tenant so notifies Landlord, Landlord at its option may withdraw its relocation notice, in which event this Lease shall continue and Tenant shall not be relocated; or accept Tenant's termination notice, in which event this Lease shall terminate effective as of the date the relocation was to be effective.

28. **NOTICE TO VACATE PREMISES AT EXPIRATION OF LEASE.** Tenant is required to give Landlord sixty (60) days prior written notice of intention to vacate the Premises. If the Premises are more than one thousand (1,000) square feet, Tenant is required to give Landlord ninety (90) days prior written notice.

29. **EARLY TERMINATION FEE**. Should Landlord agree to an early lease termination, Tenant shall pay a fee equal to the last month's rent of their lease term.

30. **DISABILITY ACCESS.**

a. **Civil Code Section 1938.** Pursuant to California Civil Code Section 1938, Landlord hereby notifies Tenant that neither the Building nor the Premises have been inspected by a Certified Access Specialist. A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.

b. **San Francisco Disability Access Obligations**. Tenant hereby acknowledges and agrees that Landlord has previously delivered to Tenant a copy of the Small Business Commission's Access Information Notice, as defined under Section 38.3 of the San Francisco Administrative Code, in Tenant's requested language. Attached hereto as Exhibit B is the Disability Access Obligations Notice, as defined under Section 38.6 of the San Francisco Administrative Code, which has been read, understood, and signed by each of Landlord and Tenant. Pursuant to Section 38.5 of the San Francisco Administrative

Code, Landlord and Tenant hereby agree that, except as otherwise expressly provided in this Lease, Tenant shall be responsible for making and paying for any disability access improvements to the Premises which may be required to be made thereto, during the Term, under federal, state or local laws or regulations relating to disability access. Landlord and Tenant each agree to use reasonable efforts to notify each other if either makes alterations to the Premises that might impact accessibility under federal, state or local disability access laws.

IN WITNESS WHEREOF, the parties hereto have entered into this Lease as of the date first written above.

Date 11/20/17

Date 12-1-2017

"Tenant"	"Landlord"
SALON MEDIA GROUP INC., a Delaware Corporation	870 Market Street Associates II, L.P. a California limited partnership Wilson Meany L.P., a Delaware limited partnership as Agent for 870 Market Street Associates II, L.P. By: Wilson Meany Inc., a California corporation Its General Partner
By_______________ Name: Jordan Hoffner Title: CEO	By_______________ Name: Sarah MacIntyre Title: Director of Asset Management

EXHIBIT A
RULES AND REGULATIONS

1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building without the consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that Landlord may furnish and install Building Standard window coverings at all exterior windows. Tenant shall not cover or otherwise sunscreen any window without Landlord's prior consent. Tenant shall not drape, hang or display anything out of the Building windows or affix anything to the exterior walls of the Building for any purpose.

2. The sidewalks, halls, passages, exits, entrances, elevators, and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress and egress from their respective premises.

3. Tenant shall not alter any lock or install any new or additional locks or any bolts on any doors or windows of the Premises.

4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed; no foreign substance of any kind whatsoever shall be thrown therein; and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose Representative or Visitor, shall have caused it.

5. Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

6. No furniture, freight or equipment of any kind shall be brought into the Building without prior notice to Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause, and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant.

7. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any birds or other animals be brought in or kept in or about the Premises or the Building.

8. No cooking shall be done or permitted by any Tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes.

9. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

10. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

11. If Tenant requires access to the Premises during business hours due to lack of a key, a \$5.00 lock-out fee will be charged at the time of entry. After 5:00 P.M., a \$25.00 lock-out fee will be charged. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the

Building during the continuance of the same by closing of the doors or otherwise, for the safety of the tenants and protection of property in the Building and the Building.

12. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

13. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building.

14. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent the same. Tenant shall not conduct any auction in the Premises.

15. Without the consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

16. Landlord shall have the right to control and operate the public portions of the Building, and the public facilities, and heating, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally, including, without limitation.

17. All entrance doors in the Premises shall be left locked when the Premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress from the Premises.

18. Tenant is required to both compost and recycle within their premises.

19. Smoking is not permitted in any areas of the Building.

20. Landlord has an exclusive agreement with Home Communications to manage the Building's telephone riser system. Any work required, other than within Tenant's suite, must be performed by Home Communications.

21. No more than three (3) phone lines per room shall be installed without advance written approval from Landlord.

22. Upon expiration or sooner termination, all phone and internet cables shall be removed at Tenant's expense.

23. The freight elevator is available Monday through Friday, 8:00am to 5:00pm. There is an additional charge to use the elevator after hours and on weekends. Contact the Building Management Office if you need to make special arrangements for your move. The dimensions of the elevator are 5' 9" wide by 6' 1" deep by 8' high. The doorway is 42" wide on the outside (Ellis Street) and 38" wide on the inside (hallway). Please remember that furniture and flatbed trucks are not allowed in the passenger elevators at any time. Please do not park in the retail loading zone; you may get towed away without warning.

EXHIBIT B
DISABILITY ACCESS OBLIGATIONS UNDER SAN FRANCISCO ADMINISTRATIVE CODE CHAPTER 38

Before you, as the Tenant, enter into a lease with us, the Landlord, for the following property Suites 440, 442, 444 and 446, 870 Market Street, San Francisco, California 94102 (the "Property"), please be aware of the following important information about the lease:

You May Be Held Liable for Disability Access Violations on the Property. Even though you are not the owner of the Property, you, as the tenant, as well as the Property owner, may still be subject to legal and financial liabilities if the leased Property does not comply with applicable Federal and State disability access laws. You may wish to consult with an attorney prior to entering this lease to make sure that you understand your obligations under Federal and State disability access laws. The Landlord must provide you with a copy of the Small Business Commission Access Information Notice under Section 38.6 of the Administrative Code in your requested language. For more information about disability access laws applicable to small businesses, you may wish to visit the website of the San Francisco Office of Small Business or call 415-554-6134.

The Lease Must Specify Who Is Responsible for Making Any Required Disability Access Improvements to the Property. Under City law, the lease must include a provision in which you, the Tenant, and the Landlord agree upon your respective obligations and liabilities for making and paying for required disability access improvements on the leased Property. The lease must also require you and the Landlord to use reasonable efforts to notify each other if they make alterations to the leased Property that might impact accessibility under federal and state disability access laws. You may wish to review those provisions with your attorney prior to entering this lease to make sure that you understand your obligations under the lease.

PLEASE NOTE: The Property may not currently meet all applicable construction-related accessibility standards, including standards for public restrooms and ground floor entrances and exits.

By signing below I confirm that I have read and understood this Disability Access Obligations Notice.

Date 11/20/17 | Date 12-1-2017

"Tenant"	"Landlord"
SALON MEDIA GROUP INC., a Delaware Corporation By [signature] Name: Jordan Hoffner Title: CEO	870 Market Street Associates II, L.P. a California limited partnership Wilson Meany L.P., a Delaware limited partnership as Agent for 870 Market Street Associates II, L.P. By: Wilson Meany Inc., a California corporation Its General Partner By [signature] Name: Sarah MacIntyre Title: Director of Asset Management

EXHIBIT C
Flood Building


404
406
402
408
410
412
414
416
418
420
422
424
426
Pipe Shaft
Vent
Jan.
Light Court
488 / 490
486
484
482
480
478
476
474
472
470
468
466
464
462
460
458
456
454
452
450
448
446
444
442
440
438
436 / 438
485
481 / 483
477 / 479
475
Janitor
469
467
465
463
461
459
457
455
453
451
449
447
445
443
441
401
403
405
407
409
411
413
415
417
419
421
423

FOURTH FLOOR PLAN
SCALE 3/32" = 1'-0"